Exhibit 99.1

MIDDLE KINGDOM ALLIANCE CORP.

(a development stage company)

INDEX TO FINANCIAL STATEMENTS

Page
Contents
Report of Independent Registered Public Accounting Firm	F-2

Financial Statements
Balance Sheet at December 31, 2006	F-3
Statement of Operations for the period from January 17, 2006 (date of inception) to December 31, 2006	F-4
Statement of Stockholders’ Equity for the period from January 17, 2006 (date of inception) to December 31, 2006	F-5
Statement of Cash Flows for the period from January 17, 2006 (date of inception) to December 31, 2006	F-6
Notes to Financial Statements	F-7

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders

Middle Kingdom Alliance Corp.

We have audited the accompanying balance sheet of Middle Kingdom Alliance Corp. (a development stage company) (the “Company”) as of December 31, 2006 and the related statements of operations, stockholders’ equity and cash flows for the period from January 17, 2006 (date of inception) to December 31, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Middle Kingdom Alliance Corp. as of December 31, 2006 and the results of its operations and its cash flows for the period from January 17, 2006 (date of inception) to December 31, 2006 in conformity with U.S. generally accepted accounting principles.

WEISER LLP

New York, New York

March 8, 2007

MIDDLE KINGDOM ALLIANCE CORP.

(a development stage company)

BALANCE SHEET

December 31, 2006

ASSETS
Current assets:
Cash and cash equivalents	$2,828
Investments held in trust account - at fair value	27,229,971
Prepaid insurance	132,197

Total current assets	$27,364,996

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$302,520
Bank line of credit	10,000
Due to underwriters	908,160

Total current liabilities	1,220,680

Commitments:
Class B common stock, $.001 par value, 659,999 shares subject to possible redemption	5,442,250

Stockholders’ Equity:
Preferred stock - $.001 par value; Authorized 1,000,000 shares; none issued	$—
Common stock - $.001 par value; Authorized 15,000,000 shares; issued and outstanding 1,038,450	1,038
Class B common stock - $.001 par value; Authorized 5,000,000 shares; issued and outstanding 3,300,000(includes 659,999 shares subject to possible redemption)	3,300
Additional paid-in capital	20,790,274
Deficit accumulated during development stage	(92,546)

Total stockholders’ equity	20,702,066

Total liabilities and stockholders’ equity	$27,364,996

The accompanying notes and report of independent registered public accounting firm should be read in conjunction with the financial statements.

MIDDLE KINGDOM ALLIANCE CORP.

(a development stage company)

STATEMENT OF OPERATIONS

For the Period from January 17, 2006

(Date of Inception) to December 31, 2006

Operating expenses:
General, administrative and legal	($137,226)

Loss from operations	(137,226)
Interest income	44,680

Loss before provision for income taxes	(92,546)
Provision for income taxes	—

Net loss	($92,546)

Weighted average number of shares outstanding	886,320

Net loss per share - basic and diluted	($0.10)

The accompanying notes and report of independent registered public accounting firm should be read in conjunction with the financial statements.

MIDDLE KINGDOM ALLIANCE CORP.

(a development stage company)

STATEMENT OF STOCKHOLDERS’ EQUITY

For the Period from January 17, 2006

(Date of Inception) to December 31, 2006

	Common Stock		B Common Stock		Additional Paid-In Capital	Deficit Accumulated During the Development Stage	Total Stockholders’ Equity
	Shares	Amount	Shares	Amount
January 17, 2006		$—		$—	$—	$—	$—
Issuances of common stock for cash to founders at $.03 per share (from February 15, 2006 to September 30, 2006)	750,000	750			21,750		22,500

Issuances of Series A units for cash to founders at $8.00 per unit (from February 15, 2006 to September 30, 2006)	90,450	90			723,510		723,600

Sale of Series A units, net of underwriters discount and offering expenses on December 19, 2006	198,000	198			1,532,397		1,532,595

Sale of Series B units, net of underwriters discount and offering expenses on December 19, 2006 (includes shares subject to possible redemption)			3,300,000	3,300	23,950,909		23,954,209

Proceeds from the issuance of an underwriter’s option					100		100

Reclassification of amounts subject to possible redemption of 659,999 B common shares					(5,438,392)		(5,438,392)

Net loss						(92,546)	(92,546)

Balance - December 31, 2006	1,038,450	$1,038	3,300,000	$3,300	$20,790,274	$(92,546)	$20,702,066

The accompanying notes and report of independent registered public accounting firm should be read in conjunction with the financial statements.

MIDDLE KINGDOM ALLIANCE CORP.

(a development stage company)

STATEMENT OF CASH FLOWS

For the Period from January 17, 2006

(Date of Inception) to December 31, 2006

Cash flows from operating activities:
Net loss	$(92,546)
Adjustments to reconcile net loss to net cash (used in ) provided by operating activities:
Increase in value of trust account	(38,580)
Deferred interest income included in shares subject to redemption	3,858
Changes in operating assets and liabilities:
Prepaid insurance	(132,197)
Accounts payable and accrued liabilities	166,172

Net cash (used in) operating activities	(93,293)

Cash flows from investing activities:
Purchase of investment in trust account	(27,191,391)

Net cash (used in) investing activities	(27,191,391)

Cash flows from financing activities:
Proceeds from common stock to founders	22,500
Proceeds from private placement to founders	723,600
Proceeds from public offering, net of underwriters discount and offering costs	26,531,312
Proceeds from issuance of option	100
Proceeds from the bank line of credit	10,000

Net cash provided by financing activities	27,287,512

Net increase in and cash and cash equivalents, as of and for the period then ended	$2,828

Supplemental disclosure of non-cash financing activities:
Accrual of offering costs	$136,348

Accrual of deferred underwriting fees	$908,160

The accompanying notes and report of independent registered public accounting firm should be read in conjunction with the financial statements.

MIDDLE KINGDON ALLIANCE CORP.

(a development stage company)

NOTES TO FINANCIAL STATEMENTS

Note 1 — Organization and proposed business operations and summary of significant accounting policies

Organization and Operations

Middle Kingdom Alliance Corp. (a development stage company) (the “Company”) was incorporated in Delaware on January 17, 2006. The Company was formed to complete a merger, capital stock exchange, asset purchase or other similar business combination (“Business Combination”) with a company in an unspecified industry with principal or substantial operations in the People’s Republic of China (“China”). Such company would be small enough to allow the Company to acquire a material minority investment and large enough to have the organizational and financial infrastructure to operate as a public company. The Company has neither engaged in any operations nor generated any operating revenue to date. At December 31, 2006, the Company had not yet commenced any operations. All activity through December 31, 2006 relates to the Company’s formation, private placement and public offering. The Company is considered to be in the development stage and is subject to the risks associated with activities of development stage companies. The Company has selected December 31 as its fiscal year-end.

The registration statement for the Company’s initial public offering (the “Public Offering”) was declared effective on December 13, 2006. The Company completed a private placement (the “Private Placement”) in February 2006 and received net proceeds of $723,600. The Company consummated the Public Offering on December 19, 2006 and received proceeds of $26,394,963, net of underwriters discount of $1,119,360 and offering expenses of $469,677. The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Private Placement and the Public Offering (collectively the “Offerings”) (as described in Note 2), although substantially all of the net proceeds of the Offerings are intended to be generally applied toward consummating a Business Combination with a company with principal or substantial operations in China.

The amount of $27,192,000 is being held in a trust account (“Trust Account”) and invested until the earlier of (i) the consummation of a Business Combination or (ii) the liquidation of the Company. The amount in the Trust Account includes $1,119,360 of contingent underwriting compensation (the “Compensation”) which will be paid to the underwriters only if a Business Combination is consummated, but which will be forfeited if a Business Combination is not consummated. Deferred underwriters fees are reflected on the Balance Sheet at $908,160, with an additional $211,200 included in Class B common stock, subject to possible redemption, for a total of $1,119,360 (Compensation). The Company, after signing a definitive agreement for the consummation of a Business Combination with a company will submit such transactions for Class B stockholder approval. The Company will proceed with a Business Combination only if the holders of a majority of the Class B shares cast at the meeting to approve the Business Combination vote in favor of the Business Combination and Class B stockholders owning less than 20% of the outstanding Class B shares vote against the Business Combination and exercise their conversion rights to have their shares redeemed for cash. In connection with the vote required for any Business Combination, all our officers, directors and sponsor have agreed to vote any Class B shares owned by them in accordance with the majority of the Class B shares voted by the public Class B stockholders.

With respect to a Business Combination which is approved and consummated, any Class B common stockholders who voted against the Business Combination may demand that the Company redeem their shares for cash. The conversion price will equal $8.24 per share of Class B common stock, plus a pro-rata share of the interest earned in the Trust Account in excess of the lesser of $1,200,000 or 50% of such interest (prior to the payment of any federal, state and local taxes due by the Company). Accordingly, 19.99 % of the Class B common stockholders may seek conversion of their shares in the event of a Business Combination, which amount has been classified as Class B common stock subject to possible redemption in the accompanying December 31, 2006 Balance Sheet. For each Class B common share included in the 19.99% of the Class B common stockholders who may seek conversion of their shares into cash should a Business Combination be approved, is an amount of $0.32 per Class B common share of the Compensation ($211,200) that will be forfeited by the underwriters. After consummation of the Business Combination, all of these voting safeguards will no longer be applicable.

MIDDLE KINGDON ALLIANCE CORP.

(a development stage company)

NOTES TO FINANCIAL STATEMENTS

The $27,192,000 held in the Trust Account has been invested in a United States government security. One half of the interest earned in the Trust Account (prior to the payment of any federal, state and local taxes due by the company) up to a maximum of $1,200,000 will be available to the Company to fund legal, accounting and due diligence on prospective acquisitions and continuing general and administrative expenses. The Company believes that the available funds are sufficient to meet these expenditures during 2007. Subsequent to December 19, 2006, the Company commenced its efforts to locate a company with which to consummate a Business Combination.

The Company’s Certificate of Incorporation provides for mandatory liquidation of the Company, without stockholder approval, in the event that the Company does not complete a Business Combination within 18 months after consummation of the Public Offering (or within 24 months from the consummation of the Public Offering if a letter of intent, agreement in principle or definitive agreement has been executed within 18 months after consummation of the Public Offering and the Business Combination has not been completed within such 18 month period). Our officers, directors and sponsor will not participate in any liquidation distribution occurring upon our failure to consummate a Business Combination with respect to the common stock acquired by them prior to the Public Offering and with respect to the Class A Units included in the Private Placement. Accordingly, in the event we liquidate, our Class B common stockholders will receive $8.24 per unit plus interest (net of taxes payable and that portion of the earned interest previously released to the Company).

Summary of Significant Accounting Policies

Cash and cash equivalents:

The Company has defined cash and cash equivalents as highly liquid investments with original maturities of less than ninety days. The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. As of December 31, 2006, there are no amounts in excess of FDIC insurance limits. The Company has not experienced any losses in such accounts.

Net loss per common share:

Net loss per share has been computed by dividing net loss for the period by the weighted average number of common shares outstanding for the period. Diluted earnings per share give effect to dilutive options and warrants outstanding during the period. No effect has been given to potential issuances of common shares, aggregating 6,689,250, from warrants or the underwriters purchase option in the computation of the diluted loss per share, as the effect of the outstanding warrants and option would be antidilutive and the outstanding warrants are contingently exercisable.

Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Investments held in trust:

Investments held in trust are invested in United States government securities (“US Securities”) with maturities of 180 days or less. The US Securities have been classified as held-to-maturity and measured at its amortized cost, which approximates fair value. The excess of fair value (amortized cost) over cost, exclusive of the deferred interest described below, is considered accrued interest which is included in interest income in the accompanying Statement of Operations.

MIDDLE KINGDON ALLIANCE CORP.

(a development stage company)

NOTES TO FINANCIAL STATEMENTS

Deferred interest:

Deferred interest consists of 19.99% of the net interest attributable to the Class B common stockholders, after the deduction of a pro-rata share of the gross interest earned in the Trust Account in excess of the lesser of $1,200,000 or 50% of such interest and after the payment of any federal, state and local taxes due by the Company. Deferred interest of $3,858 is included in the value of the Class B common stock subject to possible redemption, in the accompanying Balance Sheet.

Income taxes:

The Company recognizes deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company’s financial statements or tax returns. Under this method, deferred tax assets and liabilities are determined based on the difference between the financial statement carrying amounts and the tax bases of assets and liabilities using enacted tax rates in effect in the years in which the differences are expected to reverse. As of December 31, 2006, a deferred income tax asset of approximately $17,000 relating to the Company’s net operating loss of $92,546 is offset by a full valuation allowance based upon a lack of earnings history for the Company. The net operating loss can be carried forward to future years, up to 2026.

New accounting pronouncements:

The Company does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on its financial position or results of operations.

Note 2 — Offerings

Public Offering

On December 19, 2006, the Company sold 198,000 Series A Units at $8.00 per unit and 3,300,000 Series B Units at $8.00 per unit to the public. Each Series A Unit consists of one share of the Company’s common stock, $.001 par value, and five non-redeemable common stock purchase Class A warrants. Each Series B Unit consists of one share of the Company’s Class B common stock, $.001 par value, and one redeemable common stock purchase Class B warrant. Each Class A warrant will entitle the holder to purchase from the Company one share of common stock at an exercise price of $5.00 commencing on the later of (a) one year from the effective date of the Public Offering, being December 13, 2007 or (b) the completion of a Business Combination with a company, and expiring seven years from the effective date of the Public Offering, being December 13, 2013. Each Class B warrant will entitle the holder to purchase from the Company one share of common stock at an exercise price of $5.00 commencing on the later of (a) one year from the effective date of the Public Offering, being December 13, 2007 or (b) the completion of a Business Combination with a company, and expiring seven years from the effective date of the Public Offering, being December 13, 2013 or earlier upon redemption. See Note 6.

The Company has a right to redeem the outstanding Class B warrants after the consummation of a Business Combination if there is an effective registration statement with a current prospectus on file providing for the resale of the underlying shares of common stock, in whole and not in part, at a price of $.01 per Class B warrant at any time after the Class B warrants become exercisable, upon a minimum of 30 days’ prior written notice of redemption, and if, and only if, the last sales price of the common stock equals or exceeds $16.00 per share for any 20 trading days within a 30 trading day period ending three business days before the notice of redemption. If the Company calls the Class B warrants, the holders will either have to exercise the warrants by purchasing the common stock from the Company or the warrants will be redeemed at $.01 per warrant.

MIDDLE KINGDON ALLIANCE CORP.

(a development stage company)

NOTES TO FINANCIAL STATEMENTS

The Warrants can be exercised (i) by the Warrant holder paying in full, in lawful money of the United States, in cash, good certified check or good bank draft payable to the order of the Company (or as otherwise agreed to by the Company), the Warrant Price for each full share of Common Stock as to which the Warrant is exercised and any and all applicable taxes due in connection with the exercise of the Warrant, the exchange of the Warrant for common stock, and the issuance of the common stock or (ii) in the event that the Board of Directors of the Company, in their sole discretion, determine that the Warrants may be exercised on a “cashless basis,” by surrendering his or her Warrant for that number of shares of common stock equal to the quotient obtained by dividing (x) the product of the number of shares of common stock underlying the Warrant, multiplied by the difference between the Warrant Price and the “Fair Market Value” by (y) the Fair Market Value. The “Fair Market Value” shall mean the average reported last sale price of the common stock for the 10 trading days ending on the third business day prior to the date on which the notice of redemption is sent to holders of Warrants.

In accordance with the warrant agreement relating to the Warrants sold and issued in the Offerings, the Company is only required to use its best efforts to maintain the effectiveness of the registration statement covering the Warrants. The Company will not be obligated to deliver securities, and there are no contractual penalties for failure to deliver securities, if a registration statement is not effective at the time of exercise. Additionally, in the event that a registration is not effective at the time of exercise, the holder of such Warrant shall not be entitled to exercise such Warrant and in no event (whether in the case of a registration statement not being effective or otherwise) will the Company be required to net cash settle the warrant exercise. Consequently, the Warrants may expire unexercised and unredeemed.

The Company sold to the Representatives of the underwriters, for $100, an option to purchase up to a total of 19,800 Series A Units at a per-unit price of $10.00 and/or up to a total of 330,000 Series B Units at a per-unit price of $10.00. The Series A Unit and Series B Unit that would be issued upon the exercise of this option are identical to those sold in the Offerings, provided that the exercise price of the Class A Warrants and Class B Warrants underlying the Series A Units and Series B Units, respectively, will have an exercise price of $10.00 per share (200% of the exercise price of the Class A Warrants and Class B Warrants included in the units sold in the Offerings). This option is exercisable at $10.00 per Series A Unit and Series B Unit on the later of the completion of a Business Combination or one year from the date of the Public Offering, being December 19, 2007 and expiring five years from the date of the Public Offering, being December 19, 2011. The option may not be sold, transferred, assigned, pledged or hypothecated for a period of one hundred eighty days from the effective date of the Public Offering, being June 11, 2007, except to officers and partners of the underwriters and members of the selling group and/or their officers and partners. The option has a life of five years from the effective date, being December 13, 2011. The sale of the option is accounted for as an equity transaction. Accordingly, there has not been any net impact on the Company’s financial position or results of operations, except for the recording of the $100 proceeds from the sale.

The sale of the option has been accounted for as an equity transaction in accordance with Emerging Issues Task Force No. 00-19, Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock, and therefore would be measured at its fair value on the date of the sale, being December 19, 2006, in accordance with Statements of Financial Accounting Standards No. 123 (revised 2004), Share-based Payment, which would result in an increase in the Company’s cash position and shareholders’ equity by the $100 proceeds from the sale. Notwithstanding anything to the contrary contained in this Representatives’ Unit Purchase Option, in no event will the Company be required to net cash settle the exercise of the Representatives’ Unit Purchase Option or the Warrants underlying the Unit Purchase Option. The holder of the Representatives’ Unit Purchase Option and the Warrants underlying the Representatives’ Unit Purchase Option will not be entitled to exercise the Representatives’ Unit Purchase Option or the Warrants underlying such Unit Purchase Option unless a registration statement is effective, or an exemption from the registration requirements is available at such time and, if the holder is not able to exercise the Representatives’ Unit Purchase Option or underlying Warrants, the Representatives’ Unit Purchase Option and/or the underlying Warrants, as applicable, will expire worthless.

MIDDLE KINGDON ALLIANCE CORP.

(a development stage company)

NOTES TO FINANCIAL STATEMENTS

The Company has determined based upon a trinomial model, that the estimated fair value of the option on the date of sale, being December 19, 2006, and in accordance with Statements of Financial Accounting Standards No. 123 (revised 2004), would be $13.87486 per Series A Unit and $2.77497 per Series B Unit or an aggregate of $274,722 for the Series A Units and an aggregate of $915,740 for the Series B Units, assuming an expected life of five years, volatility of 39.13545 and a risk-free interest rate of 5.0504%. The volatility calculation of 39.13545 is based on the latest five year average volatility of 77 companies drawn from 191 companies listed on the Shanghai Stock Exchange that had been trading for at least five years and that had market capitalizations ranging from $25 million to $151 million (the “Index”). The 77 companies comprising the Index are the companies with the highest, the lowest, and the midpoint market capitalizations (where available) within 29 industry sectors. Because the Company does not have a trading history, the Company estimated the potential volatility of its common stock price, which will depend on a number of factors which cannot be ascertained at this time.

This calculation used the month end closing prices for the five year period starting December 31, 2001 and ending November 30, 2006. The Company referred to the latest five year average volatility of the Index because management believes that the average volatility of such index is a reasonable benchmark to use in estimating the expected volatility of the Company’s common stock after consummation of a Business Combination. Although an expected life of five years was taken into account for purposes of assigning a fair value to this option, if the Company does not consummate a Business Combination within the prescribed time period and liquidates, this option would become worthless.

Pursuant to Rule 2710(g)(1) of the NASD Conduct Rule, the option to purchase up to a total of 19,800 Series A Units and/or up to a total of 330,000 Series B Units is deemed to be underwriting compensation and therefore upon exercise, the underlying shares and warrants are subject to a 180-day lock-up. Additionally, the option may not be sold, transferred, assigned, pledged or hypothecated for a one-year period (including the foregoing 180-day period) from the effective date of the Public Offering except to officers and partners of the underwriters and members of the selling group and/or their officers and partners.

Private Placement

In February 2006, the Company sold to its principal stockholder, officers and directors an aggregate of 90,450 Series A Units at $8.00 per unit. The Series A Units consist of one share of the Company’s common stock, $.001 par value, and five non-redeemable common stock purchase Class A warrants. The Series A Units sold in the Private Placement are identical to the Series A Units sold in the Public Offering.

Note 3 — Accounts payables and accrued liabilities

Accounts payable and accrued liabilities at December 31, 2006, consist of offering costs of $136,348, audit fees of $60,000, directors and officers insurance premiums of $101,579 and other accrued expenses of $4,593.

Note 4 — Bank Line of Credit

On December 19, 2006, Wachovia Bank provided the Company with a line of credit for $250,000 to finance the Company’s general working capital needs. The line of credit will mature in 24 months from the date of the Public Offering, being December 19, 2008. Interest is charged at an annual rate of LIBOR plus 2%, which at December 31, 2006 was 7.34% with interest payable monthly and the outstanding principal and interest due and payable at maturity. In accordance with the terms of the line of credit, the bank must authorize all distributions to the Company to the extent that the aggregate sum of interest distributed to the Company from the Trust Account exceeds $900,000. At December 31, 2006, the Company had $10,000 outstanding under the line of credit.

MIDDLE KINGDON ALLIANCE CORP.

(a development stage company)

NOTES TO FINANCIAL STATEMENTS

Note 5 — Related Party Transaction

The Company has agreed to pay several of the officers and directors and/or their affiliated companies an aggregate monthly fee of $7,500 for general and administrative services including office space, utilities, and secretarial support in Shanghai, China and Atlanta, Georgia from the effective date of the Public Offering through the completion of a Business Combination. The administrative fee of $7,500 per month is allocated among Primus Capital LLC, an affiliate of Mr. Tanenbaum, CEO; Mr. Marks, President; MTP Holdings Ltd. an affiliate of Messrs. Yao (officer and director), Chai (officer), and Ding (officer); and Mr. Lam, an officer and director. At December 31, 2006, the Company accrued a balance of $2,903 to the above mentioned officers and directors and/or their affiliated companies.

Note 6 — Preferred Stock

The Company is authorized to issue 1,000,000 shares of preferred stock with such designations, voting and other rights and preferences, as may be determined from time to time by the Board of Directors. At December 31, 2006, no preferred shares were issued and outstanding.

Note 7 — Subsequent Events

Public Offering

On January 4, 2007, the underwriters exercised a portion of the over-allotment in the amount of 27,200 Series A Units at $8.00 per unit. Of the gross proceeds of $217,600, net proceeds of $202,368 were paid directly to the Company, $8,704 was placed in the Trust Account as part of the Compensation and $6,528 was paid directly to the underwriters as the underwriting discount.

On January 26, 2007, the underwriters exercised a portion of the over-allotment in the amount of 120,305 Series B Units at $8.00 per unit. Of the gross proceeds of $962,440, net proceeds of $895,069 and $38,498 of the Compensation were contributed into the Trust Account and $28,873 was paid directly to the underwriters as the underwriting discount.

In addition to the amounts contributed into the Trust Account mentioned above, the Company contributed $49,042 into the Trust Account for a total contribution of $991,313 or $8.24 per each Series B Unit included in the exercise of the over-allotment option.